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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 6, 2008
                                                         ----------------

                               BCSB BANKCORP, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

         United States                   0-24589              52-2108333
        -------------                    -----------          -------------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)        Identification No.)


            4111 E. Joppa Road, Suite 300, Baltimore, Maryland 21236
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               (Address of principal executive offices) (Zip Code)

                                 (410) 256-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                ------------------------------------------------------------
                FISCAL YEAR.
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         (a) On February 6, 2008, the Board of Directors of BCSB Bankcorp, Inc.
("the Company") amended Article II Section 2 of the Company's Bylaws to delay the Company's annual meeting for the fiscal year ended September 30, 2007 to a date within 270 days from the end of the fiscal year. The Company's Bylaws, as amended, are filed as Exhibit 3.2 hereto.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (d)    Exhibits

                Number   Description
                ------   -----------

                3.2      Bylaws of BCSB Bankcorp, Inc., as amended


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BCSB BANKCORP, INC.



Date: February 7, 2008                By: /s/ Joseph J. Bouffard
                                          --------------------------------------
                                          Joseph J. Bouffard
                                          President, Chief Executive Officer and
                                          Director